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                                                                    Exhibit 23.1




                        CONSENT OF INDEPENDENT AUDITORS

FMC Gold Company
Reno, Nevada


We consent to the use of our audit report dated January 20, 1995, on the consolidated financial statements of FMC Gold Company and consolidated subsidiaries as of December 31, 1994 and 1993, and for each of the years in the three-year period then ended incorporated herein by reference.

                                                 Very truly yours,

                                                 KPMG PEAT MARWICK LLP



Salt Lake City, Utah
December 20, 1995